VGOF‑P19 11/23

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED NOVEMBER 3, 2023
TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MARCH 1, 2023 OF
CLEARBRIDGE VALUE TRUST AND CLEARBRIDGE SMALL CAP FUND (each, a “Fund” and collectively the “Funds”)

ClearBridge Value Trust and ClearBridge Small Cap Fund
In an effort to better align the Funds with other funds overseen by the same Board, the Funds intend to ask shareholders to approve certain changes to the Funds. These changes will not affect the investment objectives or strategies of the Funds or the way that the Funds’ assets are invested, nor are they expected to increase fees or expenses of the Funds.
The Funds intend to ask shareholders to approve a change in the structure of the contractual relationships through which investment advisory and administrative services are provided to the Funds. Currently, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides administrative services as sub‑administrator to the Funds, ClearBridge Investments, LLC (“ClearBridge”) provides investment advice through its role as manager of the Funds, and Western Asset Management Company, LLC (“Western Asset”) provides investment advice as subadviser to the Funds. If the proposed changes are approved by shareholders, LMPFA would serve as the Funds’ manager and provide investment oversight and administration services in that capacity, and ClearBridge and Western Asset would continue to provide investment advice to the Funds as the Funds’ subadvisers. The investment advisory and administrative services that LMPFA, ClearBridge and Western Asset provide to the Funds will not be affected by the proposed changes.
Shareholders will also be asked to approve: (i) changes to the Funds’ fundamental investment policies, which are currently very similar (but not identical) to those in place for most of the funds overseen by the same Board; and (ii) a proposal that would enable each Fund’s manager, with the approval of the Fund’s Board of Trustees, to enter into and materially amend subadvisory contracts without shareholder approval, in reliance on an exemptive order previously granted by the Securities and Exchange Commission.
A proxy statement addressing these changes and other matters is expected to be mailed at a later date to shareholders of record as of December 8, 2023. This supplement is not a solicitation of any proxy.
ClearBridge Value Trust – Name Change
Effective as of March 1, 2024, the name of ClearBridge Value Trust will be changed to ClearBridge Value Fund.

ClearBridge Value Trust – Additional Portfolio Manager
I. Effective as of December 31, 2023, the following changes are made to the Summary Prospectus and Prospectus of ClearBridge Value Trust:
a. In the section titled “Management – Portfolio managers” in the Fund’s Summary Prospectus and Prospectus, the following information is added:

Portfolio manager	Title	Portfolio manager of the fund since
Reed Cassady, CFA	Director and Portfolio Manager of ClearBridge	December 2023
b. In the section titled “More on fund management – Portfolio managers” in the Fund’s Prospectus, the following information is added:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Reed Cassady, CFA	Mr. Cassady is a Director and a Portfolio Manager of ClearBridge and has 16 years of industry experience. He joined ClearBridge in 2007. Mr. Cassady was previously a Senior Portfolio Analyst of ClearBridge. Mr. Cassady earned a B.A. in Music and an M.B.A., both from the College of William and Mary.	December 2023
II. Effective as of December 31, 2023, the following changes are made to the SAI of ClearBridge Value Trust:
a. In the section titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” in the Fund’s SAI, the following information is added to the table with respect to the Fund:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based (Billions) ($)
Reed Cassady, CFA*	Registered Investment Companies	1	1.41	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	5,089	2.52	None	None

*	The information is as of September 30, 2023 and does not reflect additional accounts (including the Fund) for which Mr. Cassady will join the portfolio management team on December 31, 2023.
b. In the section titled “Portfolio Managers – Portfolio Managers Securities Ownership” in the Fund’s SAI, the following information is added to the table with respect to the Fund:

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Reed Cassady, CFA*	None

*	The information is as of September 30, 2023.
Please retain this supplement for future reference.

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